UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 18, 2005


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

                 1-10315                                   63-0860407
                 -------                                   ----------
          (Commission File Number)             (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
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         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
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             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) HEALTHSOUTH Corporation today announced that Joel C. Gordon has resigned, effective May 10, 2005, from the HealthSouth Board of Directors, where he currently serves as Chairman Emeritus.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEALTHSOUTH CORPORATION


                                   By: /s/ Gregory L. Doody
                                       ----------------------------------------
                                       Name:  Gregory L. Doody
                                       Title: Executive Vice President,
                                                   General Counsel and Secretary


       Dated:  April 18, 2005

                                 EXHIBIT INDEX


      Exhibit Number        Description
      --------------        -----------

      99 Press release of HEALTHSOUTH Corporation dated April 18, 2005.

                                                                      Exhibit 99
                                                                      ----------
News From

                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                  HEALSOUTH

                                                                 April 18, 2005

              HEALTHSOUTH ANNOUNCES CHANGE TO BOARD OF DIRECTORS


Birmingham, Ala. - HealthSouth Corporation (OTC Pink Sheets: HLSH) today announced that Joel C. Gordon has voluntarily resigned from its Board of Directors and as Chairman Emeritus effective May 10, 2005.

"Joel Gordon has gone above and beyond the call of duty in his years of service and dedication to HealthSouth," said Robert P. May, Chairman of HealthSouth's Board of Directors. "After the very serious events of 2003, Joel courageously stepped in as Interim Chairman of the Board and was invaluable in turning the company around. His leadership, industry knowledge and determination brought us through some very difficult times and into what we believe will be a very successful future."

"On behalf of the current management team and HealthSouth's more than 41,000 employees, we would like to thank Joel for his dedication, service, and leadership," HealthSouth President and CEO Jay Grinney added. "Personally, I am grateful for the insight and personal wisdom Joel provided to me as I assumed my role at HealthSouth. We will certainly miss him and wish him well in all his future endeavors."

"I am pleased to have served as Interim Chairman and Board member as the company met a number of challenges in the last several years and as the Board selected Jay Grinney as the Company's CEO," said Gordon. "As a Board member, I recognize that I have reached the retirement age mandated by the company's Corporate Governance Guidelines. I have reflected on the accomplishments of the current management team over the last year and personally have complete confidence in their ability to lead HealthSouth through the challenges ahead to better financial and operational health."

About HealthSouth

HealthSouth is one of the nation's largest providers of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, operating facilities nationwide. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities and Exchange Commission into HealthSouth's financial reporting and related activity calling into question the accuracy of the Company's previously filed financial statements; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage it's relationships with its creditors, including it's lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

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Media Contact
-------------
Andy Brimmer, 205-410-2777